LETTER OF TRANSMITTAL
                                         FOR

                                      EMT CORP

                      1998 Senior Series A-1 Auction Rate Notes
                      1998 Senior Series A-2 Auction Rate Notes
                      1998 Senior Series A-3 Auction Rate Notes
                      1998 Senior Series A-4 Auction Rate Notes
                 1998 Senior Subordinate Series B Auction Rate Notes
                      1999 Senior Series A-5 Auction Rate Notes
                      1999 Senior Series A-6 Auction Rate Notes
                     1999-I Senior Series A-7 Auction Rate Notes
                     1999-I Senior Series A-8 Auction Rate Notes
                     1999-I Senior Series A-9 Auction Rate Notes
                     2000 Senior Series A-10 Auction Rate Notes
                     2000 Senior Series A-11 Auction Rate Notes
                     2000 Senior Series A-12 Auction Rate Notes
                     2000 Senior Series A-13 Auction Rate Notes
                     2000 Senior Series A-14 Auction Rate Notes
                     2000 Senior Series A-15 Auction Rate Notes
                2000 Senior Subordinate Series B-2 Auction Rate
                    Notes 2000-I Senior Series A-16 Auction Rate
                    Notes 2000-I Senior Series A-17 Auction Rate
                    Notes 2000-I Senior Series A-18 Auction Rate
                    Notes 2000-I Senior Series A-19 Auction Rate
                    Notes 2000-I Senior Series A-20 Auction Rate
                    Notes 2000-I Senior Series A-21 Auction Rate
                    Notes 2000-I Senior Series A-22 Auction Rate Notes
               2000-2 Series Subordinate Series B-3 Auction Rate Notes


      PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED OCTOBER __ , 2002



                             Dated October __, 2002

                  The exchange agent for the Exchange Offer is:
                            ZIONS FIRST NATIONAL BANK

  By Overnight Delivery or Hand:              By Registered or Certified Mail:
  Zions First National Bank                   Zions First National Bank
  [Insert Address]                            [Insert Address]





                           By Facsimile: _____________
           To Confirm by Telephone or for Information: _______________

Originals of all documents sent by facsimile should be promptly sent to the exchange agent by registered or certified mail, by hand, or by overnight delivery service.

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.


--------------------------------------------------------------------------------
             THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
             5:00 P.M., NEW YORK CITY TIME, ON _____________, 2002,
                          UNLESS EXTENDED BY EMT CORP.
--------------------------------------------------------------------------------

                  The undersigned acknowledges that it has received the Prospectus, dated October ___, 2002, of EMT Corp., an Indiana corporation ("EMT"), and this Letter of Transmittal, which together constitute EMT's offer to exchange an aggregate principal amount of up to

    $82,000,000 of its 1998 Senior Series A1-1 Auction Rate Notes,
    $80,000,000 of its 1998 Senior Series A1-2 Auction Rate Notes,
    $80,000,000 of its 1998 Senior Series A1-3 Auction Rate Notes,
    $80,000,000 of its 1998 Senior Series A1-4 Auction Rate Notes,
    $28,000,000 of its 1998 Senior Subordinate Series B1 Auction Rate Notes, $75,000,000 of its 1999 Senior Series A1-5 Auction Rate Notes,
    $75,000,000 of its 1999 Senior Series A1-6 Auction Rate Notes,
    $60,000,000 of its 1999-I Senior Series A1-7 Auction Rate Notes,
    $60,000,000 of its 1999-I Senior Series A1-8 Auction Rate Notes,
    $55,000,000 of its 1999-I Senior Series A1-9 Auction Rate Notes,
    $70,000,000 of its 2000 Senior Series A1-10 Auction Rate Notes,
    $70,000,000 of its 2000 Senior Series A1-11 Auction Rate Notes,
    $70,000,000 of its 2000 Senior Series A1-12 Auction Rate Notes,
    $50,000,000 of its 2000 Senior Series A1-13 Auction Rate Notes,
    $50,000,000 of its 2000 Senior Series A1-14 Auction Rate Notes,
    $50,000,000 of its 2000 Senior Series A1-15 Auction Rate Notes,
    $15,000,000 of its 2000 Senior Subordinate Series B1-2 Auction Rate Notes, $98,000,000 of its 2000-I Senior Series A1-16 Auction Rate Notes, $98,000,000 of its 2000-I Senior Series A1-17 Auction Rate Notes, $98,000,000 of its 2000-I Senior Series A1-18 Auction Rate Notes, $98,000,000 of its 2000-I Senior Series A1-19 Auction Rate Notes, $98,000,000 of its 2000-I Senior Series A1-20 Auction Rate Notes, $49,000,000 of its 2000-I Senior Series A1-21 Auction Rate Notes, $49,000,000 of its 2000-I Senior Series A1-22 Auction Rate Notes, and $48,000,000 of its 2000-I Senior Subordinate Series B1-3 Auction Rate Notes,

all of which have been registered under the Securities Act of 1933, as amended, for a corresponding principal amount of EMT's corresponding series of issued and outstanding auction rate notes described above.

                  IF YOU DESIRE TO EXCHANGE YOUR OLD NOTES FOR THE NEW NOTES DESCRIBED ABOVE, YOU MUST VALIDLY TENDER (AND NOT VALIDLY WITHDRAW) YOUR OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE OF THE EXCHANGE OFFER.

                  YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH BELOW CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

                  This Letter of Transmittal is to be completed by registered holders of EMT's outstanding notes if (i) certificates representing old notes are to be physically delivered to the Exchange Agent herewith by the holder;
(ii) unless an Agent's Message (as defined in the accompanying prospectus) is utilized, tenders of old notes are to be made by book-entry transfer to an account maintained by the exchange agent at the Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer - Book-Entry Transfer" in the Prospectus by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of the old notes; or (iii) tender of old notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer - Guaranteed Delivery Procedures." Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

                  List below the old notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of old notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

                                      DESCRIPTION OF NOTES TENDERED

NAME(S) AND ADDRESS(ES) OF REGISTERED
OWNER(S) AS THE SAME APPEARS ON THE                                                AGGREGATE PRINCIPAL AMOUNT OF
TENDERED NOTES (PLEASE FILL IN, IF BLANK)     CERTIFICATE NUMBERS(S) OF TENDERED   TENDERED NOTES**
                                              NOTES*
                                              -------------------                  -------------------
                                              -------------------                  -------------------
                                              -------------------                  -------------------
                                              TOTAL PRINCIPAL
                                              AMOUNT TENDERED

* Need not be completed by noteholders delivering shares by book-entry transfer.
** Unless otherwise indicated, it will be assumed that the entire principal amount evidenced by each note listed above and delivered to the exchange agent is being tendered hereby.

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING.

Name of Tendering Institution: ____________________

Account Number: _____________________

Transaction Code Number: ______________________

                  If you are a registered holder of old notes and desire to tender your notes but (i) your notes are currently unavailable, (ii) insufficient time exists for your notes or other required documents to reach the exchange agent before the expiration of the Exchange Offer, or (iii) you cannot complete the procedure for book-entry transfer on a timely basis, you must tender your notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under the heading "The Exchange Offer - Guaranteed Delivery Procedures." SEE INSTRUCTION 2.

         CHECK HERE IF NOTES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY).

Name(s) of Registered Holder(s): ______________________

Window Ticket Number (if any): ______________________

Date of Execution of Notice of Guaranteed Delivery: ______________________

Name of Institution which Guaranteed Delivery: ______________________

If Guaranteed Delivery is to be made By Book-Entry Transfer:
Name of Tendering Institution: ______________________

Account Number: ______________________

Transaction Code Number: ______________________

         CHECK HERE IF YOU TENDERED BY BOOK-ENTRY TRANSFER AND DESIRE ANY NON-EXCHANGED NOTES TO BE RETURNED TO YOU BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

         CHECK HERE IF YOU ARE A BROKER-DEALER THAT ACQUIRED YOUR TENDERED NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name: ________________________
Address:_______________________

Ladies and Gentlemen:

                  The undersigned hereby tenders to EMT Corp., an Indiana corporation, the notes listed above pursuant to EMT's offer to exchange its:

                     1998 Senior Series A-1 Auction Rate Notes,
                     1998 Senior Series A-2 Auction Rate Notes,
                     1998 Senior Series A-3 Auction Rate Notes,
                     1998 Senior Series A-4 Auction Rate Notes,
                1998 Senior Subordinate Series B Auction Rate Notes,
                     1999 Senior Series A-5 Auction Rate Notes,
                     1999 Senior Series A-6 Auction Rate Notes,
                    1999-I Senior Series A-7 Auction Rate Notes,
                    1999-I Senior Series A-8 Auction Rate Notes,
                    1999-I Senior Series A-9 Auction Rate Notes,
                     2000 Senior Series A-10 Auction Rate Notes,
                     2000 Senior Series A-11 Auction Rate Notes,
                     2000 Senior Series A-12 Auction Rate Notes,
                     2000 Senior Series A-13 Auction Rate Notes,
                     2000 Senior Series A-14 Auction Rate Notes,
                     2000 Senior Series A-15 Auction Rate Notes,
               2000 Senior Subordinate Series B-2 Auction Rate Notes,
                     2000-I Senior Series A-16 Auction Rate Notes, 2000-I Senior Series A-17 Auction Rate Notes, 2000-I Senior Series A-18 Auction Rate Notes, 2000-I Senior Series A-19 Auction Rate Notes, 2000-I Senior Series A-20 Auction Rate Notes
                     2000-I Senior Series A-21 Auction Rate Notes,
                  2000-I Senior Series A-22 Auction Rate Notes and,
              2000-I Senior Subordinate Series B-3 Auction Rate Notes,

                                       for its

                     1998 Senior Series A1-1 Auction Rate Notes,
                     1998 Senior Series A1-2 Auction Rate Notes,
                     1998 Senior Series A1-3 Auction Rate Notes,
                 1998 Senior Series A1-4 Auction Rate Notes, of its,
                1998 Senior Subordinate Series B1 Auction Rate Notes,
                     1999 Senior Series A1-5 Auction Rate Notes,
                     1999 Senior Series A1-6 Auction Rate Notes,
                    1999-I Senior Series A1-7 Auction Rate Notes, 1999-I Senior Series A1-8 Auction Rate Notes, 1999-I Senior Series A1-9 Auction Rate Notes,

                    2000 Senior Series A1-10 Auction Rate Notes,
                    2000 Senior Series A1-11 Auction Rate Notes,
                    2000 Senior Series A1-12 Auction Rate Notes,
                    2000 Senior Series A1-13 Auction Rate Notes,
                    2000 Senior Series A1-14 Auction Rate Notes,
                    2000 Senior Series A1-15 Auction Rate Notes,
               2000 Senior Subordinate Series B1-2 Auction Rate Notes,
                    2000-I Senior Series A1-16 Auction Rate Notes,
                    2000-I Senior Series A1-17 Auction Rate Notes, 2000-I Senior Series A1-18 Auction Rate Notes, 2000-I Senior Series A1-19 Auction Rate Notes, 2000-I Senior Series A1-20 Auction Rate Notes,
                    2000-I Senior Series A1-21 Auction Rate Notes,
                 2000-I Senior Series A1-22 Auction Rate Notes and,
              2000-I Senior Subordinate Series B1-3 Auction Rate Notes,

upon the terms and subject to the conditions contained in the Prospectus dated October __, 2002, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Prospectus constitute the Exchange Offer).

                  The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, exchange, sell, assign and transfer the notes listed above and tendered hereby, (b) when the notes listed above and tendered hereby are accepted for exchange, EMT Corp. will acquire good, marketable and unencumbered title thereto, free and clear of any and all liens, restrictions, charges and encumbrances, and (c) the notes listed above and tendered hereby are not subject to any adverse claims or proxies.

                  The undersigned understands that the tender of the notes listed above pursuant to any one of the procedures set forth in the Prospectus and in the instructions to this Letter of Transmittal will, upon EMT's acceptance of notes for exchange, constitute a binding agreement between the undersigned and EMT as to the terms and conditions set forth in the Prospectus.

                  The undersigned hereby represents and warrants that:

                    o the undersigned (or the person or entity receiving notes pursuant to this Letter of Transmittal) is acquiring the offered notes in the ordinary course of business of the undersigned (or such other person);

                    o neither the undersigned nor any such person or entity is engaging in or intends to engage in a distribution of the offered notes;

                    o neither the undersigned nor any such person or entity has an arrangement or understanding with any person or entity to participate in a distribution of the offered notes;

                    o neither the undersigned nor any such person or entity is an "affiliate," as such term is defined under Rule 405 promulgated under the Securities Act of 1933, of EMT; and

                    o the undersigned is not acting on behalf of any person or entity who could not truthfully make the foregoing representations.

                  If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the offered notes. If the undersigned is a broker-dealer that will receive offered notes for its own account in exchange for old notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such offered notes; however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act of 1933. If the undersigned is a broker-dealer and the old notes held for its own account were not acquired as a result of market-making or other trading activities, such old notes cannot be exchanged pursuant to the Exchange Offer.

                  Unless otherwise indicated in this Letter of Transmittal under "Special Delivery Instructions," certificates for the offered notes will be issued in the name of the undersigned.

                  Holders of old notes whose notes are accepted for exchange will not receive accrued interest on such old notes for any period from and after the last interest payment date to which interest has been paid or duly provided for on such old notes prior to the original issue date of the offered notes or, if no such interest has been paid or duly provided for, will not receive any accrued interest on such old notes. The undersigned waives the right to receive any interest on such old notes accrued from and after such last interest payment date or, if no such interest has been paid or duly provided for, from and after the original issue date of the offered notes.

                  The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or EMT to be necessary or desirable to complete the exchange, assignment and transfer of the notes listed above and tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

                  The undersigned has read and understands all of the terms and conditions of the exchange offer. The undersigned, by completing the box entitled "Description of Notes Tendered" above and signing this Letter of Transmittal, will be deemed to have tendered the notes listed in such box above.

                          SPECIAL DELIVERY INSTRUCTIONS
                               (SEE INSTRUCTION 1)

                 To be completed ONLY if the offered notes are to be issued or sent to someone other than the undersigned or to the undersigned at an address other than that provided above under "Description of Notes Tendered."

                 Check appropriate box:

                 [ ]      Mail certificates to:

                 [ ]      Issue certificates to:

                 Name: ________________________
                            (PLEASE PRINT)

                 Address: ______________________

                          ______________________

                          ______________________
                           (INCLUDING ZIP CODE)

                        TENDERING NOTEHOLDERS: SIGN HERE

To be completed by all tendering noteholders. Must be signed by the registered holder exactly as name appears on the tendered notes. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

X____________________________________________________________________________
Signature(s) of Registered Holder(s)
or Authorized Signature

X____________________________________________________________________________
Name(s) (Please print or type)

________________________________
Capacity (full title)

Dated: _________________________

Address: ____________________________

         ____________________________
           (INCLUDING ZIP CODE)

Area Code and Telephone No.: ______________________

SIGNATURE GUARANTEE
(IF REQUIRED BY INSTRUCTION 1 BELOW)

______________________________________________________________
Name of Eligible Institution Guaranteeing Signature

_______________________________________________________________________________
Address, Including Zip Code, and Telephone Number, Including Area Code, of Firm

                                               PLACE MEDALLION GUARANTEE HERE


                  ______________________________
                  Authorized Signature

                  ______________________________
                  Printed Name

                  ______________________________
                  Date

INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal must be guaranteed by an "eligible guarantor institution" that is a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program, the Stock Exchange Medallion Program, or by an "eligible guarantor institution" within the meaning of Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934 unless the box entitled "Special Delivery Instructions" has not been completed or the notes described above are tendered for the account of an "eligible guarantor institution."

         2. DELIVERY OF LETTER OF TRANSMITTAL AND TENDERED NOTES; GUARANTEED DELIVERY PROCEDURES. The certificates for the tendered notes, together with a properly completed and duly executed Letter of Transmittal (or a copy thereof), should be mailed or delivered to the exchange agent at one of the addresses listed above.

         Noteholders who wish to tender their old notes and (i) whose notes are not immediately available or (ii) who cannot deliver their notes, this Letter of Transmittal and all other required documents to the exchange agent on or before the expiration of the Exchange Offer or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in the Prospectus under the heading "The Exchange Offer - Guaranteed Delivery Procedures." Pursuant to such procedures: (i) such tender must be made by or through an "eligible guarantor institution" (as defined in Instruction 1 above); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by EMT with the Prospectus, must be received by the exchange agent before the expiration of the Exchange Offer; and (iii) the certificates (or a book-entry confirmation) representing all tendered notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the exchange agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the Prospectus under the heading "The Exchange Offer - Guaranteed Delivery Procedures."

         The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the exchange agent, and must include a guarantee by an "eligible guarantor institution" (see Instruction 1 above) in the form set forth in such Notice of Guaranteed Delivery. For notes to be properly tendered pursuant to the guaranteed delivery procedures, the exchange agent must receive a Notice of Guaranteed Delivery before the expiration of the Exchange Offer.

         The method of delivery of old notes and the Letter of Transmittal and all other required documents to the exchange agent is at the election and risk of the noteholder. Instead of delivery by mail, you should use an overnight or hand delivery service. In all cases, you should allow for sufficient time to ensure delivery to the exchange agent before the expiration of the Exchange Offer. You may request your broker, dealer, commercial bank, trust company or nominee to effect these transactions for you. YOU SHOULD NOT SEND ANY TENDERED NOTE, LETTER OF TRANSMITTAL OR OTHER REQUIRED DOCUMENT TO EMT.

         3. SIGNATURE ON THE LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by a person other than the registered holder of the tendered notes, such notes must be endorsed or accompanied by appropriate bond powers, signed by the registered holder exactly as such registered holder's name appears on the tendered notes. Signatures on such notes and bond powers must be guaranteed by an "eligible guarantor institution."

                  If this Letter of Transmittal or any tendered notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons must so indicate when signing and, unless waived by EMT, submit proper evidence satisfactory to EMT of their authority to so act with this Letter of Transmittal.

         4. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the exchange agent at one of its addresses or telephone numbers listed on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the exchange agent or from your broker, dealer, commercial bank, trust company or other nominee.

         5. MISCELLANEOUS. All questions as to the validity, form, eligibility, time of receipt, acceptance, and withdrawal of tendered notes will be resolved by EMT in its sole discretion, which determination will be final and binding on all parties. EMT reserves the absolute right to reject any or all old notes not properly tendered or any old notes the acceptance of which would, in the opinion of counsel for EMT, be unlawful. EMT also reserves the right to waive any defects, irregularities or conditions of tender as to particular notes tendered. EMT's interpretation of the terms and conditions of the Exchange Offer (including the Instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of old notes must be cured within such time as EMT shall determine. None of EMT, the exchange agent or any other person shall be under any duty to give notification of defects in such tenders or shall incur any liability for failure to give such notification. Tenders of old notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any old notes received by the exchange agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the exchange agent to the tendering noteholder promptly after the expiration of the Exchange Offer.

                               ZIONS FIRST NATIONAL BANK

                                       EMT CORP.

                                   OFFER TO EXCHANGE

             $82,000,000 1998 Senior Series A-1 Auction Rate Notes,
             $80,000,000 1998 Senior Series A -2 Auction Rate Notes, $80,000,000 1998 Senior Series A -3 Auction Rate Notes
             $80,000,000 1998 Senior Series A -4 Auction Rate Notes,
        $28,000,000 1998 Senior Subordinate Series B Auction Rate Notes,
             $75,000,000 1999 Senior Series A -5 Auction Rate Notes,
             $75,000,000 1999 Senior Series A -6 Auction Rate Notes, $60,000,000 1999-I Senior Series A -7 Auction Rate Notes, $60,000,000 1999-I Senior Series A -8 Auction Rate Notes, $55,000,000 1999-I Senior Series A -9 Auction Rate Notes, $70,000,000 2000 Senior Series A -10 Auction Rate Notes, $70,000,000 2000 Senior Series A -11 Auction Rate Notes, $70,000,000 2000 Senior Series A -12 Auction Rate Notes, $50,000,000 2000 Senior Series A -13 Auction Rate Notes, $50,000,000 2000 Senior Series A -14 Auction Rate Notes, $50,000,000 2000 Senior Series A -15 Auction Rate Notes, $15,000,000 2000 Senior Subordinate Series B-2 Auction Rate Notes, $98,000,000 2000-I Senior Series A -16 Auction Rate Notes, $98,000,000 2000-I Senior Series A -17 Auction Rate Notes, $98,000,000 2000-I Senior Series A -18 Auction Rate Notes, $98,000,000 2000-I Senior Series A -19 Auction Rate Notes, $98,000,000 2000-I Senior Series A -20 Auction Rate Notes, $49,000,000 2000-I Senior Series A -21 Auction Rate Notes, $49,000,000 2000-I Senior Series A -22 Auction Rate Notes,
      $48,000,000 2000-I Senior Subordinate Series B-3 Auction Rate Notes,

                     FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT
                                       OF

             $82,000,000 1998 Senior Series A1-1 Auction Rate Notes, $80,000,000 1998 Senior Series A1-2 Auction Rate Notes, $80,000,000 1998 Senior Series A1-3 Auction Rate Notes,
             $80,000,000 1998 Senior Series A1-4 Auction Rate Notes,
        $28,000,000 1998 Senior Subordinate Series B1 Auction Rate Notes,
             $75,000,000 1999 Senior Series A1-5 Auction Rate Notes,
             $75,000,000 1999 Senior Series A1-6 Auction Rate Notes, $60,000,000 1999-I Senior Series A1-7 Auction Rate Notes, $60,000,000 1999-I Senior Series A1-8 Auction Rate Notes,

             $55,000,000 1999-I Senior Series A1-9 Auction Rate Notes, $70,000,000 2000 Senior Series A1-10 Auction Rate Notes, $70,000,000 2000 Senior Series A1-11 Auction Rate Notes, $70,000,000 2000 Senior Series A1-12 Auction Rate Notes, $50,000,000 2000 Senior Series A1-13 Auction Rate Notes, $50,000,000 2000 Senior Series A1-14 Auction Rate Notes, $50,000,000 2000 Senior Series A1-15 Auction Rate Notes, $15,000,000 2000 Senior Subordinate Series B1-2 Auction Rate Notes, $98,000,000 2000-I Senior Series A1-16 Auction Rate Notes, $98,000,000 2000-I Senior Series A1-17 Auction Rate Notes, $98,000,000 2000-I Senior Series A1-18 Auction Rate Notes, $98,000,000 2000-I Senior Series A1-19 Auction Rate Notes, $98,000,000 2000-I Senior Series A1-20 Auction Rate Notes, $49,000,000 2000-I Senior Series A1-21 Auction Rate Notes, $49,000,000 2000-I Senior Series A1-22 Auction Rate Notes,
      $48,000,000 2000-I Senior Subordinate Series B1-3 Auction Rate Notes,

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON __________________, 2002, UNLESS EXTENDED BY EMT. TENDERS OF OLD NOTES (AS DEFINED) MAY ONLY BE WITHDRAWN UNDER THE CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS AND THE LETTER OF TRANSMITTAL.

To Brokers, Dealers, Commercial Banks, Trust Companies and other Nominees:

                  We have been appointed by EMT Corp. ("EMT") to act as the Exchange Agent in connection with the offer (the "Exchange Offer") of EMT to exchange newly issued registered notes for its issued and outstanding notes as described above. The exchange of the old notes for new notes will be made on the terms and conditions described in the Prospectus dated September ___, 2002 (the "Prospectus") and the related Letter of Transmittal (the "Letter of Transmittal").

               Enclosed herewith are copies of the following documents:

               1.   The Prospectus;

               2.   The  Letter  of  Transmittal   for  your  use  and  for  the
                    information of your clients;

               3. Notice of Guaranteed Delivery to be used to accept the Exchange Offer if the old notes and all other required documents cannot be delivered to the Exchange Agent on or prior to the Expiration Date (as defined);

               4. A form of letter which may be sent to your clients for whose account you hold the old notes in your name or in the name of a nominee, with space provided for obtaining such clients' instructions with regard to the Exchange Offer; and

               5.   A return envelope addressed to the Exchange Agent.

                  PLEASE NOTE THAT THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON ______________, 2002 (THE "EXPIRATION DATE"), UNLESS EXTENDED. WE URGE YOU TO CONTACT YOUR CLIENTS AS PROMPTLY AS POSSIBLE.

                  You will be reimbursed for customary mailing and handling expenses incurred by you in forwarding the enclosed materials to your clients.

                  Additional copies of the enclosed materials may be obtained by contacting the Exchange Agent as provided in the enclosed Letter of Transmittal.

                                           Very truly yours,
                                           Zions First National Bank

NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY OTHER PERSON THE AGENT OF EMT OR THE EXCHANGE AGENT OR AUTHORIZE YOU OR ANY OTHER PERSON TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION ON BEHALF OF ANY OF THEM WITH RESPECT TO THE EXCHANGE OFFER NOT CONTAINED IN THE PROSPECTUS OR THE LETTER OF TRANSMITTAL.

                                    EMT CORP.

                    INSTRUCTIONS REGARDING THE EXCHANGE OFFER
                          WITH RESPECT TO THE OLD NOTES

                  The undersigned acknowledge(s) receipt of your letter and the enclosed documents referred to therein relating to the Exchange Offer of EMT.

                  This will instruct you whether to tender the principal amount of old notes indicated below held by you to the account of the undersigned pursuant to the terms of and conditions set forth in the Prospectus and the Letter of Transmittal.

         Box 1 [ ] Please tender the old notes held by you for my account, as indicated below.

         Box 2 [ ] Please do not tender any old notes held by you for my account.

         Date: ____________, 2002

         ________________________________

         ________________________________
         Signature(s)

         Principal amount of old notes

         ________________________________

         Notes to be tendered:

         ________________________________
         Please print name(s) here

         $________________*
         (must be in the minimum
         principal amount of
         $50,000 or in integral
         multiples in excess
         thereof)

         ________________________________

         ________________________________

         ________________________________
         Please type or print address

         ________________________________
         Area Code and Telephone Number

         ________________________________
         Taxpayer Identification or Social Security Number

         ________________________________
         My Account Number with You

________
* Unless otherwise indicated, it will be assumed that the entire principal amount evidenced by each note listed above and delivered to the exchange agent is being tendered hereby.

                                     EMT CORP.

                                 OFFER TO EXCHANGE

              $82,000,000 1998 Senior Series A-1 Auction Rate Notes $80,000,000 1998 Senior Series A -2 Auction Rate Notes $80,000,000 1998 Senior Series A -3 Auction Rate Notes
              $80,000,000 1998 Senior Series A -4 Auction Rate Notes
          $28,000,000 1998 Senior Subordinate Series B Auction Rate Notes
              $75,000,000 1999 Senior Series A -5 Auction Rate Notes
              $75,000,000 1999 Senior Series A -6 Auction Rate Notes $60,000,000 1999-I Senior Series A -8 Auction Rate Notes $55,000,000 1999-I Senior Series A -9 Auction Rate Notes $70,000,000 2000 Senior Series A -10 Auction Rate Notes $70,000,000 2000 Senior Series A -11 Auction Rate Notes $70,000,000 2000 Senior Series A -12 Auction Rate Notes $50,000,000 2000 Senior Series A -13 Auction Rate Notes $50,000,000 2000 Senior Series A -14 Auction Rate Notes
              $50,000,000 2000 Senior Series A -15 Auction Rate Notes
          $15,000,000 2000 Senior Subordinate Series B-2 Auction Rate Notes
              $98,000,000 2000-I Senior Series A -16 Auction Rate Notes
              $98,000,000 2000-I Senior Series A -17 Auction Rate Notes $98,000,000 2000-I Senior Series A -18 Auction Rate Notes $98,000,000 2000-I Senior Series A -19 Auction Rate Notes $98,000,000 2000-I Senior Series A -20 Auction Rate Notes $49,000,000 2000-I Senior Series A -21 Auction Rate Notes $49,000,000 2000-I Senior Series A -22 Auction Rate Notes
        $48,000,000 2000-I Senior Subordinate Series B-3 Auction Rate Notes

                      FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT
                                        OF

              $82,000,000 1998 Senior Series A1-1 Auction Rate Notes $80,000,000 1998 Senior Series A1-2 Auction Rate Notes $80,000,000 1998 Senior Series A1-3 Auction Rate Notes
              $80,000,000 1998 Senior Series A1-4 Auction Rate Notes
         $28,000,000 1998 Senior Subordinate Series B1 Auction Rate Notes
              $75,000,000 1999 Senior Series A1-5 Auction Rate Notes
              $75,000,000 1999 Senior Series A1-6 Auction Rate Notes
             $60,000,000 1999-I Senior Series A1-7 Auction Rate Notes $60,000,000 1999-I Senior Series A1-8 Auction Rate Notes $55,000,000 1999-I Senior Series A1-9 Auction Rate Notes $70,000,000 2000 Senior Series A1-10 Auction Rate Notes $70,000,000 2000 Senior Series A1-11 Auction Rate Notes $70,000,000 2000 Senior Series A1-12 Auction Rate Notes

             $50,000,000 2000 Senior Series A1-13 Auction Rate Notes $50,000,000 2000 Senior Series A1-14 Auction Rate Notes
             $50,000,000 2000 Senior Series A1-15 Auction Rate Notes
        $15,000,000 2000 Senior Subordinate Series B1-2 Auction Rate Notes
             $98,000,000 2000-I Senior Series A1-16 Auction Rate Notes
             $98,000,000 2000-I Senior Series A1-17 Auction Rate Notes $98,000,000 2000-I Senior Series A1-18 Auction Rate Notes $98,000,000 2000-I Senior Series A1-19 Auction Rate Notes $98,000,000 2000-I Senior Series A1-20 Auction Rate Notes $49,000,000 2000-I Senior Series A1-21 Auction Rate Notes $49,000,000 2000-I Senior Series A1-22 Auction Rate Notes
       $48,000,000 2000-I Senior Subordinate Series B1-3 Auction Rate Notes

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON __________, 2002, UNLESS EXTENDED BY EMT. TENDERS OF OLD NOTES (AS DEFINED) MAY ONLY BE WITHDRAWN UNDER THE CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS AND THE LETTER OF TRANSMITTAL.

To Our Clients:

                  Enclosed for your consideration is the Prospectus dated September __, 2002 (the "Prospectus") and the related Letter of Transmittal and instructions thereto (the "Letter of Transmittal") in connection with the offer (the "Exchange Offer") of EMT Corp. ("EMT") to exchange newly issued registered notes for its issued and outstanding notes as descried above.

                  Consummation of the Exchange Offer is subject to certain conditions described in the Prospectus. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Prospectus.

                  We are the registered holder of old notes held by us for your account. A tender of any such old notes can be made only by us as the registered holder and pursuant to your instructions. The Letter of Transmittal is furnished to you for your information only and cannot be used by you to tender old notes held by us for your account.

                  Accordingly, we request instructions as to whether you wish us to tender any or all such old notes held by us for your account pursuant to the terms and conditions set forth in the Prospectus and the Letter of Transmittal. We urge you to read carefully the Prospectus and the Letter of Transmittal before instructing us to tender your old notes.

                  Your instructions to us should be forwarded as promptly as possible in order to permit us to tender old notes on your behalf in accordance with the provisions of the Exchange Offer. The Exchange Offer will expire at 5:00 p.m., New York City time on ___________, 2002 (the "Expiration Date"), unless extended. Old notes tendered pursuant to the Exchange Offer may only be withdrawn under the circumstances described in the Prospectus and the Letter of Transmittal.

               Your attention is directed to the following:

               1. Consummation of the Exchange Offer is conditioned upon the conditions set forth in the Prospectus under the caption "The Exchange Offer-Conditions."

               2. Tendering holders may withdraw their tender at any time until the Expiration Date.

               3. Any transfer taxes incident to the transfer of old notes from the tendering holder to EMT will be paid by EMT, except as provided in the Prospectus and the instructions to the Letter of Transmittal.

               4. The Exchange Offer is not being made to (nor will the surrender of old notes for exchange be accepted from or on behalf of) holders of old notes in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

               5. The acceptance for exchange of old notes validly tendered and not validly withdrawn and the issuance of new notes will be made as promptly as practicable after the Expiration Date. Subject to rules promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), EMT, however, expressly reserves the right to delay acceptance of any of the old notes or to terminate the Exchange Offer and not accept for exchange any old notes not theretofore accepted if EMT shall not have satisfied or waived any of the conditions set forth in the Prospectus under the caption "The Exchange Offer - Conditions."

               6.   EMT expressly  reserves the right,  in its sole  discretion,
                    (i) to delay accepting any old notes, (ii) to extend the Exchange Offer, (iii) to amend the terms of the Exchange Offer or (iv) to terminate the Exchange Offer. Any delay, extension, amendment or termination will be followed as promptly as practicable by oral or written notice to the Exchange Agent and a public announcement thereof. In the case of an extension, such public announcement shall include disclosure of the approximate number of old notes deposited to date and shall be made prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date. Without limiting the manner in which EMT may choose to make a public announcement of any extension, amendment or termination of the Exchange Offer, EMT shall have no obligation to publish, advertise, or otherwise communicate any such public announcement, other than by making a timely release to the Dow Jones News Service. Except as otherwise provided in the Prospectus, withdrawal rights with respect to old notes tendered pursuant to the Exchange Offer will not be extended or reinstated as a result of an extension or amendment of the Exchange Offer.

               7. Consummation of the Exchange Offer may have adverse consequences to non-tendering old notes holders, including that the reduced amount of outstanding old notes as a result of the Exchange Offer may adversely affect the trading market, liquidity and market price of old notes.


                   If you wish to have us tender any or all of the old notes held by us for your account, please so instruct us by completing, executing and returning to us the instruction form that follows.